Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 - Income Taxes

Loss from operations before provision (benefit) for income taxes and associated tax provision (benefit) are summarized in the following table:

	Years ended December 31,
Net Income (Loss)	2025	2024
Domestic	$(6,410,564)	$(4,306,918)
Foreign	-	-
	$(6,410,564)	$(4,306,918)

Current
Federal	$-	$-
State	-	-
Foreign	-	-
Total Current	$-	$-

Deferred
Federal	$58,500	$(998,912)
State	11,143	(190,269)
Foreign	-	-
Total Deferred	69,643	(1,189,181)
Less Increase in Allowance	(69,643)	1,189,181
Net Deferred	$-	$-

Total Income Tax Provision (Benefit)	$-	$-

The significant components of the deferred tax assets and liabilities are summarized below:

	Years ended December 31,
	2025	2024
Deferred Tax Assets (Liabilities):
Net Operating Loss Carry-Forwards	$5,146,492	$5,350,576
Depreciable and Amortizable Assets	-	(20,520)
Stock Based Compensation	240,913	134,725
Amortization of debt discount	7,237	-
Loss Reserve	-	457
Accrued Compensation	166,597	133,163
Other	-	32,481
Total	5,561,239	5,630,882
Less Valuation Allowance	(5,561,239)	(5,630,882)
Net Deferred Tax Assets (Liabilities)	$-	$-

At December 31, 2025 and 2024, the Company has available net operating loss carry-forwards for federal and state income tax purposes of approximately $18.5 million and $19.5 million, respectively. Of the federal net operating loss carryforward, $16.2 million, if not utilized earlier, expires through 2040 and $2.0 million will carry-forward indefinitely. Due to the uncertainty as to the Company’s ability to generate sufficient taxable income in the future and utilize the net operating loss carry-forwards before they expire, the Company has recorded a valuation allowance to fully offset the net operating loss carry-forwards, as well as the total net deferred tax assets.

Internal Revenue Code Section 382 (“Section 382”) imposes limitations on the availability of a company’s net operating losses and other corporate tax attributes as certain significant ownership changes occur. As a result of the historical equity instrument issuances by the Company, a Section 382 ownership change may have occurred and a study will be required to determine the date of the ownership change, if any. The amount of the Company’s net operating losses and other tax attributes incurred prior to any ownership change may be limited based on the Company’s value. A full valuation allowance has been established for the Company’s deferred tax assets, including net operating losses and any other corporate tax attributes.

During the years ended December 31, 2025 and 2024, the Company had no unrecognized uncertain tax positions. The Company’s policy is to recognize interest accrued and penalties related to unrecognized uncertain tax positions in tax expense.

The Company files income tax returns in the U.S. federal jurisdiction. The tax years 2022-2025 generally remain open to examination by the U.S. federal and state taxing authorities.

A reconciliation of the income tax provision using the statutory U.S. income tax rate compared with the actual income tax provision reported on the consolidated statements of operations is summarized in the following table:

	Years ended December 31,
	2025	2024
Statutory United States federal rate	21.00%	21.00%
State income tax, net of federal benefit	-	4.00
Change in valuation allowance	11.88	(27.61)
Stock based compensation	(16.27)	0.38
Permanent differences	0.53	-
Tax rate differential between jurisdictions	-	-
Other	(17.14)	2.23
Foreign net operating loss adjustment	-	-
Effective tax rate benefit (provision)	(0.00)%	(0.00)%